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                          DEBENTURE PURCHASE AGREEMENT



                             3D SYSTEMS CORPORATION











                          DATED AS OF NOVEMBER 24, 2003



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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I. PURCHASE AND SALE OF DEBENTURES.....................................1

   1.1.   PURCHASE AND SALE OF DEBENTURES......................................1
   1.2.   CLOSING..............................................................1
   1.3.   SUBSEQUENT CLOSING...................................................1

ARTICLE II. AMOUNT AND TERMS OF NOTES; PAYMENTS................................2

   2.1.   DEBENTURES...........................................................2
   2.2.   REDEMPTION...........................................................2
   2.3.   CONVERSION...........................................................5
   2.4.   ADJUSTMENTS TO CONVERSION PRICE......................................6
   2.5.   MANNER AND TREATMENT OF PAYMENTS....................................10

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................10

   3.1.   ORGANIZATION AND QUALIFICATION......................................10
   3.2.   ISSUANCE OF DEBENTURES..............................................11
   3.3.   AUTHORIZATION AND RESERVATION OF COMMON STOCK.......................11
   3.4.   COMPANY CAPITALIZATION..............................................11
   3.5.   CONFLICTING AGREEMENTS AND OTHER MATTERS............................11
   3.6.   CONSENTS AND APPROVALS..............................................12
   3.7.   SUBSIDIARIES........................................................12
   3.8.   SEC FILINGS; BUSINESS...............................................12
   3.9.   NO MATERIAL ADVERSE CHANGE..........................................12
   3.10.  SEC FILINGS.........................................................13
   3.11.  LITIGATION..........................................................14
   3.12.  FINANCIAL STATEMENTS................................................14
   3.13.  BROKERS AND FINDERS.................................................14
   3.14.  NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION.................14
   3.15.  NO INTEGRATED OFFERING..............................................14
   3.16.  PRIVATE PLACEMENT...................................................14
   3.17.  QUESTIONABLE PAYMENTS...............................................15
   3.18.  TRANSACTIONS WITH AFFILIATES........................................15
   3.19.  INTELLECTUAL PROPERTY...............................................15

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PURCHASERS......................15

   4.1.   ORGANIZATION; AUTHORITY.............................................15
   4.2.   INVESTMENT INTENT...................................................16
   4.3.   ACCREDITED INVESTOR.................................................16
   4.4.   DISCLOSURE OF INFORMATION...........................................16
   4.5.   RELIANCE............................................................17
   4.6.   PRINCIPAL PLACE OF BUSINESS.........................................17
   4.7.   RESTRICTED SECURITIES...............................................17


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ARTICLE V. COVENANTS..........................................................17

   5.1.   AFFIRMATIVE COVENANTS...............................................17
   5.2.   NEGATIVE COVENANT...................................................19
   5.3.   REGISTRATION STATEMENT FILING.......................................19

ARTICLE VI. EVENTS OF DEFAULT.................................................22

   6.1.   EVENTS OF DEFAULT...................................................22
   6.2.   REMEDIES............................................................24
   6.3.   ACKNOWLEDGMENT......................................................24

ARTICLE VII. SUBORDINATION....................................................24

   7.1.   AGREEMENT TO SUBORDINATE............................................24
   7.2.   LIQUIDATION; DISSOLUTION; BANKRUPTCY................................25
   7.3.   NO PAYMENTS WITH RESPECT TO SUBORDINATED OBLIGATIONS IN
           CERTAIN CIRCUMSTANCES..............................................25
   7.4.   WHEN DISTRIBUTION MUST BE PAID OVER.................................26
   7.5.   EXERCISE OF REMEDIES................................................26
   7.6.   ACCELERATION OF PAYMENT OF THE DEBENTURES...........................26
   7.7.   INCURRENCE OF SENIOR INDEBTEDNESS; AMENDING SENIOR
           INDEBTEDNESS.......................................................27
   7.8.   CERTAIN RIGHTS IN BANKRUPTCY........................................27
   7.9.   SUBROGATION.........................................................27
   7.10.  RELATIVE RIGHTS.....................................................28
   7.11.  RELIANCE ON ORDERS AND DECREES......................................28

ARTICLE VIII. MISCELLANEOUS...................................................28

   8.1.   GOVERNING LAW.......................................................28
   8.2.   INDEMNIFICATION.....................................................28
   8.3.   COSTS AND EXPENSES..................................................29
   8.4.   AMENDMENTS; CONSENTS................................................29
   8.5.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES..........................29
   8.6.   LEGENDS.............................................................29
   8.7.   NOTICES.............................................................30
   8.8.   SEVERABILITY........................................................30
   8.9.   SUCCESSORS AND ASSIGNS..............................................31
   8.10.  TRANSFER RESTRICTIONS...............................................31
   8.11.  WAIVER OF JURY TRIAL................................................31
   8.12.  FURTHER ASSURANCES..................................................31
   8.13.  ENTIRE AGREEMENT....................................................31
   8.14.  INTERPRETATION......................................................31
   8.15.  COUNTERPARTS; FACSIMILE SIGNATURES..................................31
   8.16.  MUTILATED, DESTROYED, LOST, OR STOLEN NOTES.........................32
   8.17.  PAYMENTS ON BUSINESS DAYS...........................................32
   8.18.  CERTAIN DEBENTURES OWNED BY COMPANY DISREGARDED.....................32
   8.19.  NO WAIVERS..........................................................32

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   8.20.  REGISTRATION AND REGISTRATION OF TRANSFER...........................32
   8.21.  PUBLIC ANNOUNCEMENT.................................................33


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                          DEBENTURE PURCHASE AGREEMENT


     THIS DEBENTURE PURCHASE AGREEMENT (this "AGREEMENT") is dated as of November 24, 2003, by and among 3D Systems Corporation, a Delaware corporation (the "COMPANY"), and each purchaser listed on SCHEDULE I hereto (collectively, the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase and acquire from the Company, an aggregate principal amount of up to $23,000,000 of convertible subordinated debentures (the "DEBENTURES").

     Terms used and not defined herein shall have the meanings given them in EXHIBIT A attached hereto.

     NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:


                                   ARTICLE I.
                         PURCHASE AND SALE OF DEBENTURES

     1.1. PURCHASE AND SALE OF DEBENTURES.

     The Company agrees to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, agrees to purchase and acquire from the Company, the principal amount of Debentures set forth opposite such Purchaser's name on
SCHEDULE I, for the consideration set forth on SCHEDULE I. The Purchasers may pay for the Debentures by wire transfer in immediately available funds in accordance with the wire transfer instructions set forth in SCHEDULE II attached hereto.

     1.2. CLOSING.

     The initial closing (the "INITIAL CLOSING") of the purchase and sale of the Debentures shall take place at the offices of Akin Gump Strauss Hauer & Feld, LLP, 2029 Century Park East, 24th Floor, Los Angeles, California 90067, or by transmission by facsimile and overnight courier, on November 24, 2003, or on such later date or at such different location as the parties shall agree (the "INITIAL CLOSING DATE").

     1.3. SUBSEQUENT CLOSING.

     At any time and from time to time, on or prior to forty-five (45) days after the Initial Closing Date, the Company may sell up to the balance of authorized principal amount of the Debentures not sold at the Initial Closing (such shares being referred to as the "ADDITIONAL DEBENTURES") to such persons (individually, an "ADDITIONAL PURCHASER," and collectively, the "ADDITIONAL PURCHASERS"), on the same terms as under the Initial Closing. All such sales and


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issuances of Additional Debentures shall be made subject to the terms and conditions set forth in this Agreement, and in reliance on the representations and warranties set forth in this Agreement. The closing or closings of the purchase and sale of Additional Debentures, if any, shall take place on the date of such sale at the offices of Akin Gump Strauss Hauer & Feld LLP, 2029 Century Park East, 24th Floor, Los Angeles, California 90067, or at such other location and date as may be agreed upon between the Company and the Additional Purchasers (each such closing being called a "SUBSEQUENT CLOSING" and the date and time of each such Subsequent Closing being called a "SUBSEQUENT CLOSING Date"). The Initial Closing and the Subsequent Closings, if any, shall hereinafter be referred to individually as a "CLOSING" and collectively as the "CLOSINGS." For purposes of this Agreement, the Initial Closing Date and each Subsequent Closing Date shall be deemed the "CLOSING DATE" as such term is used in this Agreement. In connection with the sale of the Debentures to Additional Purchasers, each such Additional Purchaser shall execute and deliver a counterpart signature page to this Agreement, and each of the other agreements to which such Purchaser is a party. Upon execution by such Additional Purchasers of a counterpart signature page, SCHEDULE I hereto shall be automatically amended without further action on the part of any of the parties hereto to reflect the sale of the Additional Debentures to each such Additional Purchaser.


                                  ARTICLE II.
                       AMOUNT AND TERMS OF NOTES; PAYMENTS

     2.1. DEBENTURES. The Debentures shall be in the form attached hereto as EXHIBIT B and shall have a maturity and accrue interest as set forth therein, which interest shall be payable in the manner set forth therein.

     2.2. REDEMPTION.

          a. OPTIONAL REDEMPTION. The Debentures will not be redeemable at the option of the Company prior to the third anniversary of the Closing Date. At any time or from time to time after the third anniversary of the Closing Date, all or any portion of the Debentures may be redeemed at the option of the Company (the "REDEMPTION OPTION") at a price equal to 100% of the then outstanding principal amount of the Debentures or the portion thereof then being redeemed, together with all accrued and unpaid interest and other amounts due in respect thereof up to the day preceding the date fixed for redemption (the "REDEMPTION PRICE"); PROVIDED, HOWEVER, if the applicable Redemption Date (as defined below) is a date upon which interest is due and payable, the semi-annual payment of interest becoming due on such date (the "INTEREST PAYMENT DATE") shall be payable to the Holders on such date; PROVIDED, FURTHER, that notwithstanding the foregoing, the Company shall not effect a redemption of Debentures under this
Section 2.2.a if at the date fixed for redemption the registration statement pursuant to Section 5.3 is required to be effective and available for resales of shares of Common Stock underlying the Debentures (the "UNDERLYING SHARES") and such registration statement is not effective at that date.

          b. MANDATORY REDEMPTION. If there shall occur a Change of Control, then each Holder shall have the right, at such Holder's option (the "CHANGE OF CONTROL


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REDEMPTION"), to require the Company to purchase the Debentures in whole, or in part, at the Redemption Price; PROVIDED, HOWEVER, if the Change of Control consists of or includes a Liquidity Event, then the Holders shall have the right to effect a Change of Control Redemption if, and only if, the Fair Market Value (as defined below) of the consideration to which a Holder would be entitled to receive if such Holder converted such Holder's Debentures immediately preceding the Liquidity Event is less than the Redemption Price. If the consideration issuable upon a Liquidity Event is other than cash, its value will be deemed its fair market value (the "FAIR MARKET VALUE") as determined in good faith by the Board of Directors of the Company. Fair Market Value of any securities and other property shall be determined as follows:

               i. If the securities are traded on a securities exchange or through the Nasdaq Stock Market System, the Fair Market Value shall be deemed to be the average of the prices as of 4:00 p.m., New York time, of the securities on such exchange or quotation systems over the thirty (30) day period ending three (3) days prior to the closing of the Liquidity Event. If such securities are actively traded over the counter, the value shall be deemed to be the average of the closing bid or sales prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Liquidity Event.

               ii. If at any time such securities or other property are not listed on any securities exchange or quoted in the Nasdaq Stock Market Systems or the over-the-counter market, the Fair Market Value shall be the fair value thereof, as determined by the Board of Directors and Holders holding at least a majority in principal amount of Debentures then outstanding. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Board of Directors of the Company and Holders holding at least a majority in principal amount of Debentures then outstanding. The determination of the appraiser shall be final and binding upon the parties and the Company shall pay the fees and expenses of such appraiser.

          c. PAYMENT OF REDEMPTION PRICE. The Company shall pay the Redemption Price to the Holder of the Debentures being redeemed in cash on the Redemption Date. Upon presentation of any Debenture redeemed in part only, the Company shall execute and deliver to the Holder, at its own expense, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented. If any Debenture called for redemption under this Section 2.2 shall not be so paid upon surrender thereof for redemption, the principal and accrued interest, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Debenture and such Debenture shall remain convertible into Common Stock in accordance with Section 2.3 until the principal and accrued interest, if any, shall have been paid or duly provided for.


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          d. MECHANICS OF REDEMPTION.

               i. The Redemption Option shall be exercised by written notice (the "REDEMPTION NOTICE") from the Company to the Holders. The Redemption Notice shall state (A) the aggregate principal amount of Debentures that are being redeemed and the "CUSIP" number or numbers, if any, of such Debentures, (B) if less than all of the Debentures are being redeemed, the portion of the principal amount of the Debentures being redeemed, and that upon surrender of the Debentures, a new Debenture or Debentures in the principal amount equal to the unredeemed portion thereof will be issued, (C) the Redemption Price, (D) the date fixed for such redemption (the "REDEMPTION DATE"), which date shall be not fewer then thirty (30) days but not more than sixty (60) days following the date of the Redemption Notice, (E) that each Holder will have the right to convert such Holder's Debentures until the close of business on the third day (or if such day is not a Business Day, the next preceding Business Day) preceding the related Redemption Date, (F) the place or places of payment and that payment will be made upon presentation and surrender of such Debentures, (G) that interest accrued to, but excluding, the Redemption Date will be paid as specified in the notice, and (H) the current Conversion Price and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If the Company elects not to redeem all the Debentures outstanding, the Company shall allocate for redemption from each Holder an amount of the Redemption Price equal to such Holder's pro rata amount (based on the principal amount of the Debentures held by such Holder on the date of the Redemption Notice relative to the total principal of the Debentures outstanding on such date).

          ii. The Change of Control Redemption shall be exercised by delivery of a written notice (the "CHANGE OF CONTROL REDEMPTION NOTICE") from the Company to the Holders. Such Change of Control Redemption Notice shall be given no later than ten (10) Business Days after the occurrence of such Change of Control. The Change of Control Redemption Notice shall specify (i) the Holders' right to redemption, (ii) the applicable Redemption Date (which shall not be less than twenty (20) Business Days after the date of the Change of Control Redemption Notice), (iii) the applicable Redemption Price, (iv) the material terms and conditions of the Change of Control (including, without limitation, the amount of proceeds to be paid to each share of capital stock of the Company in connection with the Change of Control), (v) the CUSIP number(s), if any, of the Debentures subject to the redemption, (vi) the date by which the redemption right must be exercised, (vi) a description of the procedure which a Holder must follow to exercise a redemption right, and (vii) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Debentures to be repurchased will terminate, and the place or places where Debentures may be surrendered for redemption or conversion. Each Holder shall specify by written notice (in a form the Company shall provide with the Change of Control Redemption Notice) not more than twenty (20) Business Days after the date of receipt of the Redemption Notice, such principal amount of Debentures such Holder desires to be redeemed; PROVIDED, HOWEVER, that if upon the occurrence of the Redemption Date, the assets and funds of the Company legally available to be distributed among the Holders shall be insufficient to permit the payment to such Holders of the full aforesaid amounts, then subject to the terms of this Agreement, the entire assets and funds of the Company legally available for distribution shall be distributed, ratably among the Holders in


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proportion to the Redemption Price amount each such Holder is otherwise entitled to receive. At any time thereafter when additional assets or funds of the Company are legally available for the redemption of the Debentures, such assets or funds shall immediately be used to redeem the balance of the Debentures which the Company has become obligated to redeem on the Redemption Date but which it has not redeemed. Election of redemption by a Holder upon a Change of Control shall be revocable at any time prior to, but excluding, the Redemption Date, by delivering written notice to that effect to the Company prior to the close of business on the Business Day prior to the Redemption Date.

          e. Any Redemption Notice or Change of Control Redemption Notice shall be delivered in a manner consistent with the provisions of Section 8.7, but excluding notification by facsimile.

          f. On or prior to the Redemption Date, the Company will deposit with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.1.h) an amount of money sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price, together with accrued interest to, but excluding, the Redemption Date; PROVIDED, HOWEVER, that if such payment is made on the Redemption Date it must be received by the paying agent by 1:00 p.m. Pacific time, on such date.

     2.3. CONVERSION.

          a. RIGHT OF HOLDERS TO CONVERT DEBENTURES INTO COMMON STOCK. Subject to and upon compliance with the provisions of this Section 2.3, all or any portion of the principal amount of the Debentures, at any time from the date hereof to the close of business on the earlier of (i) the day prior to the Maturity Date or (ii) the close of business on the third day (or if such day is not a Business Day, the next preceding Business Day) preceding the Redemption Date (provided that the Company is not in default in payment due upon redemption thereof), may be converted into such number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock of the Company obtained by dividing the principal amount of such Debentures or portion thereof by a conversion price per share equal to $10.18 (the "CONVERSION PRICE"), or, in the event that any adjustment in the Conversion Price or the securities or other property issuable upon conversion has taken place pursuant to Section 2.4, then at the applicable Conversion Price and into such securities or other property as so adjusted, upon surrender of the Debentures, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the Company's offices, accompanied by a written notice of election to convert as provided in the form attached hereto as EXHIBIT C. In order for such written notice to be effective (a "NOTICE OF CONVERSION"), such notice must (i) state that the Holder irrevocably elects to make such conversion, (ii) specify the principal amount of the Debentures to be converted, and (iii) include the name or names (with address and social security number or other taxpayer identification number, as applicable) in which the certificates of Common Stock are to be issued (and, if different than the Holder, accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company). If, and only in the event


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that a Holder elects to convert some or all of the principal amount of such
Holder's Debentures in lieu of a Company repurchase of those Debentures pursuant to Section 2.2.a, then the Company shall pay in cash, on any Debenture or portion thereof being surrendered for conversion, accrued and unpaid interest, if any, to, but excluding the Conversion Date (as defined below). Any such payment of interest shall be made with respect to such Debenture within ten (10) Business Days of the Conversion Date.

          b. ISSUANCE OF SHARES UPON CONVERSION. As soon as practicable, but in no event more than ten (10) Business Days after delivery of a Notice of Conversion and the surrender of the Debentures for conversion, the Company shall deliver or cause to be delivered to, or upon the written order of, the Holder of the Debentures a certificate or certificates representing the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock, into which the Debentures (together with any other Debentures of such Holder being converted) may be converted in accordance with the provisions of this Section 2.3, or at the Holder's request, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or designee's account with The Depositary Trust Company ("DTC"). Such conversion shall be deemed to have been made at the time and on the date the Notice of Conversion is received by the Company (the "CONVERSION DATE") and the rights of the Holder of such Debentures as a Holder (subject to the Company's satisfaction of its obligations hereunder with respect to such conversion) shall cease at such time with respect to the Debentures being converted; the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the Conversion Price in effect at such time. In the case of any Debenture which is converted in part only, upon such conversion the Company shall execute and deliver without charge to the Holder thereof, as requested by such Holder, a new Debenture in aggregate principal amount equal to the unconverted portion of such Debenture.

          c. FRACTIONS OF SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Debentures, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share amount. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof) so surrendered.

     2.4. ADJUSTMENTS TO CONVERSION PRICE.

          a. ADJUSTMENTS. If the Company, at any time while the Debentures are outstanding, takes any of the actions described in this Section 2.4, then, in order to prevent dilution of the rights granted under the Debentures, at any time prior to the Maturity Date, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2.4.

          b. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time effect a subdivision (by any stock split or otherwise) of the outstanding shares of


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Common Stock, the applicable Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 2.4.b shall become effective immediately at the close of business on the date the subdivision or combination becomes effective.

          c. ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company at any time declares, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Conversion Price that is then in effect shall be decreased as of the time of such event or, if such record date is fixed, as of the close of business on such record date, by multiplying the applicable Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such event or the close of business on such record date and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such event or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the applicable Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the applicable Conversion Price shall be adjusted pursuant to this Section 2.4.c to reflect the actual payment of such dividend or distribution.

          d. ADJUSTMENT FOR RECLASSIFICATION, RECAPITALIZATION, EXCHANGE AND SUBSTITUTION. If at any time, the Common Stock issuable upon the conversion of the Debentures is changed into the same or a different number of shares of any other class or classes of stock, whether by reclassification, recapitalization, or otherwise (other than a reorganization, merger, consolidation or other business combination as provided for below), in any such event each Holder shall have the right thereafter to convert the Debentures into the kind and amount of stock and other securities and property receivable upon such reclassification, recapitalization, or other change by holders of the number of shares of Common Stock into which such Debentures could have been converted immediately prior to such reclassification, recapitalization, or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          e. REORGANIZATIONS, MERGERS OR CONSOLIDATIONS. Subject to the provisions of Section 2.2.b, if at any time, there is a recapitalization or statutory exchange of the Common Stock or the merger, combination, or consolidation of the Company with or into another corporation or another entity or Person as a part of such recapitalization or statutory exchange, or if there is a sale or conveyance of all or substantially all of the Company's assets to any other Person, provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Debentures the number of shares of stock or other securities or property of the Company or any successor Person otherwise to which a holder of Common Stock, deliverable upon conversion thereof, would have been entitled on such event, subject to adjustment in


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respect of such stock or securities by the terms thereof. In the event of a recapitalization, merger, consolidation, or asset sale, the Company or the successor or purchasing Person, as the case may be, shall execute and deliver to the Holder a successor Debenture with identical provisions providing that such Debenture shall be convertible into the kind and amount of shares of stock and other securities, property or assets (including cash) receivable by a Holder of a number of shares of Common Stock issuable upon conversion of such Debentures immediately prior to such event. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2.4 with respect to the rights of the Holders after such event to the end that the provisions of this Section 2.4 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Debentures) shall be applicable after that event and be as nearly equivalent as practicable.

          f. RIGHTS OR WARRANTS. If the Company issues rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such record date by a fraction of which (i) the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the record date plus the number of shares that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which (ii) the denominator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights or warrants.

          g. DISTRIBUTIONS OF OTHER SECURITIES OR ASSETS. If the Company, by dividend or otherwise, distributes to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 2.4.c. of this Agreement applies) or evidences of its indebtedness or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 2.4.f of this Agreement (the foregoing hereinafter in this Section 2.4.g called the "ADDITIONAL Securities")), unless the Company elects to reserve such Additional Securities for distribution to the Holders upon conversion of the Debentures so that any such Holder converting Debentures will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such Additional Securities which such Holder would have received if such Holder had converted its Debentures into Common Stock immediately prior to the record date for such distribution of the Debentures then, in each such case, the Conversion Price shall be reduced so that it shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date with respect to such distribution by a fraction of which (i) the numerator shall be the current market price on such date less the fair market value (as determined in good faith by the Company's Board of Directors) on such date of the portion of the Additional Securities so distributed applicable to one share of Common Stock and (ii) the denominator shall be such current market price, such reduction to become effective immediately prior to the opening of business on the day following the record date; PROVIDED, HOWEVER, that in the event the then Fair Market Value of the portion of the Additional Securities so distributed applicable to one share of Common Stock is equal to or greater than the current market price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Debenture (or any portion thereof) the amount of Common Stock such Holder would have received had such Holder converted such Debenture (or portion thereof) immediately prior to such record date.

          h. ADJUSTMENT THRESHOLD AND RECORDING. No adjustment in the Conversion Price need be made if such adjustment would result in a change in the Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in a Conversion Price. All calculations under this Section 2.4 shall be made to the nearest one hundredth of a cent ($0.0001) or to the nearest one hundredth (1/100) of a share, as the case may be.

          i. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price, as the case may be, pursuant to this Section 2.4, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price, at the time in effect and (C) the number of shares of Common Stock and the amount of other property, if any, which at the time would be received upon the conversion of the entire principal amount of Debentures held by such Holder.

          j. NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or of any recapitalization of the Common Stock of the Company, or of any consolidation or merger to which the Company is a party and for which shareholder approval is required, or of the sale or transfer of all or substantially all of the Company's assets, or of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company, the Company shall mail to each Holder, at least twenty (20) days prior to the date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (B) the date on which such recapitalization, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such event.

          k. CONVERSION PRICE ADJUSTMENT CAP. Notwithstanding anything to the contrary in this Agreement, the Conversion Price shall not be reduced as a result of the application of Sections 2.4.f and/or 2.4.g to or below a price that would require shareholder approval under the Marketplace Rules of the Nasdaq Stock Market.

     2.5. MANNER AND TREATMENT OF PAYMENTS.

          a. Each payment to be made on the Debentures (including payments upon redemption) by the Company shall be made to the Holders, at such bank as the Holders may designate to the Company, by wire transfer in immediately available funds in accordance with wire transfer instructions supplied by the Holders not later than 5:00 p.m., Pacific Time, on the day payment is due (which must be a Business Day). All payments received after 5:00 p.m., Pacific Time, on any Business Day, shall be deemed received on the next succeeding Business Day. All payments shall be made in lawful money of the United States of America.

          b. Each payment or prepayment on account of the Debentures shall be applied, pro rata according to the principal amount outstanding of the Debentures, held by each Holder, in the following order of priority:

             First, for interest due and payable on the Debentures;

             Second, for interest accrued on the Debentures; and

             Third, for payments of principal on the Debentures.


                                  ARTICLE III.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as is provided in the disclosure letter delivered at or prior to the execution of this Agreement by the Company (the "COMPANY DISCLOSURE LETTER"), the Company represents and warrants to each Purchaser as follows:

     3.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and conduct its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and the Debentures. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business require such qualification, except where the failure to be so qualified would not have a material adverse effect on transactions contemplated by this Agreement or the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries (as defined in Section 3.7 below), taken as a whole (hereinafter, a "MATERIAL ADVERSE EFFECT"). The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes, and the Debentures, when executed and delivered pursuant to the terms of this Agreement, constitute the valid and binding obligation of the Company, enforceable in accordance with their terms, except

(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities laws.

     3.2. ISSUANCE OF DEBENTURES. The issuance, sale and delivery of the Debentures in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. The Debentures when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly issued, executed, and delivered.

     3.3. AUTHORIZATION AND RESERVATION OF COMMON STOCK. The Underlying Shares have been duly reserved for issuance upon conversion of the Debentures and, when issued pursuant to the terms and conditions of this Agreement and the Debentures, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens, other than Liens created by the Purchasers and restrictions on transfer imposed by this Agreement, the Securities Act, and applicable state securities laws.

     3.4. COMPANY CAPITALIZATION. The Company has an authorized capitalization consisting of: (i) 25,000,000 shares of common stock, $.001 par value, of which 12,879,472 shares of common stock are issued and outstanding and (ii) 5,000,000 shares of preferred stock, $.001 par value, of which 1,000,000 shares of Series A Preferred Stock are reserved for issuance and 2,634,016 shares of Series B Convertible Preferred Stock are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable.

     3.5. CONFLICTING AGREEMENTS AND OTHER MATTERS. The execution, delivery and performance by the Company of this Agreement and compliance by the Company with the terms and provisions hereof and the issuance of the Debentures by the Company, does not violate in any material respect any provision of any law, rule or regulation, order, writ, judgment, decree, determination or award to which the Company is a party or by which the Company is bound, or conflict with or result in a breach of, the Certificate of Incorporation or bylaws of the Company, or conflict with, result in a breach of, or constitute a default under, or give others any rights of termination, amendment, acceleration, or cancellation of, any indenture, instrument or agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations, or cancellations as would not, individually or in the aggregate, have a Material Adverse Effect.

     3.6. CONSENTS AND APPROVALS. Assuming the correctness of the representations by the Purchasers in ARTICLE IV, no authorization, consent, approval, license, qualification or exemption from, nor any filing, declaration or registration with, any court, any federal or state governmental agency or regulatory authority or any securities exchange or any other person or entity, other than authorizations, consents, approvals, licenses or qualifications to do business in the states as a foreign corporation and required pursuant to federal and state securities laws is required in connection with the execution, delivery or performance by the Company of this Agreement on or prior to the date hereof or the issuance of the Debentures (except such as have been obtained and are in full force and effect).

     3.7. SUBSIDIARIES. Except with respect to 3D Systems Japan K.K. and as otherwise set forth in the SEC Documents, the Company does not presently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a "SUBSIDIARY"). Each Subsidiary of the Company has been duly incorporated, formed, or organized, and is validly existing, in good standing under the laws of the jurisdiction of its incorporation, formation, or organization, with corporate power and authority to own its properties and conduct its business as presently conducted except where the failure to be in good standing would not have a Material Adverse Effect. All of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and except as disclosed in the SEC Documents, is owned of record by the Company, or a Subsidiary of the Company.

     3.8. SEC FILINGS; BUSINESS. The Company has provided the Purchasers with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "10-K"), and each Quarterly Report on Form 10-Q (the "10-QS") filed by the Company pursuant to the Exchange Act since the filing of the 10-K and prior to the date hereof. The 10-K, 10-Qs, and the current reports on Form 8-K filed by the Company since December 31, 2002, shall be referred to herein as the "SEC FILINGS." The Company has filed with the Securities and Exchange Commission (the "COMMISSION") all reports, proxy statements and other documents required to be filed by the Company under the Exchange Act, except for failures to file which do not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. The Company and its Subsidiaries are engaged in all material respects only in the businesses described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the businesses of the Company and its Subsidiaries, taken as a whole.

     3.9. NO MATERIAL ADVERSE CHANGE. Since December 31, 2002, except as identified and described in the SEC Filings, there has not been:

          a. any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 26, 2003, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

          b. except with respect to the ordinary and recurring Series B Convertible Preferred Stock dividends, any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

          c. any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

          d. any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

          e. except with respect to or relating to the payment of the Company's Existing Senior Debt with some of the proceeds of the Debentures, any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole;

          f. any change or amendment to the Company's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject, which had or could reasonably be expected to have a Material Adverse Effect;

          g. any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

          h. the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

          i. any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

     3.10. SEC FILINGS.

          a. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          b. Each registration statement and any amendment thereto filed by the Company since June 30, 2003, pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; since June 30, 2003, the Company has not filed a prospectus pursuant to Rule 424(b) under the Securities Act.

     3.11. LITIGATION. Except as disclosed in the SEC Filings, to the Company's Knowledge, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties which could be reasonably expected to have a Material Adverse Effect, individually or in the aggregate.

     3.12. FINANCIAL STATEMENTS. The financial statements included in each SEC Filing present fairly (subject, in the case of quarterly financial statements, to normal, recurring audit adjustments that individually and in the aggregate are not material), in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings and as contemplated by this Agreement, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

     3.13. BROKERS AND FINDERS. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

     3.14. NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Debentures.

     3.15. NO INTEGRATED OFFERING. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) or Regulation D of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Debentures or the Underlying Shares under the Securities Act.

     3.16. PRIVATE PLACEMENT. Assuming that the representations and warranties provided by each of the Purchasers in ARTICLE IV are true and correct, the offer and sale of the Debentures to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

     3.17. QUESTIONABLE PAYMENTS. To the actual knowledge of the executive officers of the Company, without due inquiry, neither the Company, any of its Subsidiaries nor any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;
(d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

     3.18. TRANSACTIONS WITH AFFILIATES. Since December 31, 2002, except as disclosed in SEC Filings and except with respect to the participation by officers and directors of the Company and/or their affiliates in the transactions contemplated by this Agreement, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary that would be required to be disclosed in the Companies reports and statements filed under the Exchange Act which has not been so disclosed.

     3.19. INTELLECTUAL PROPERTY. Except as disclosed in the SEC Filings, the Company or a Subsidiary owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses reasonably necessary for the conduct of its business (the "INTELLECTUAL PROPERTY"), except where the failure to so own or possess has not, and could not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Filings, to the Company's Knowledge, its use of its Intellectual Property does not infringe the intellectual property rights of any third party which could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.


                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

     Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

     4.1. ORGANIZATION; AUTHORITY.

          a. If Purchaser is an entity, such Purchaser is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by this Agreement and the Debentures. The purchase by such Purchaser of the Debentures hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities laws. The execution, delivery and performance of the terms of this Agreement and compliance by such Purchaser with the terms and provisions hereof does not violate in any material respect any provision of any law, rule or regulation, order, writ, judgment, decree, determination or award to which such Purchaser is a party or by which such Purchaser is bound.

          b. If Purchaser is an individual, the execution, delivery and performance of the terms of this Agreement has been duly authorized by all necessary action on behalf of such Purchaser, and this Agreement has been duly executed and delivered by such Purchaser. This Agreement constitutes the valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities laws. The execution, delivery and performance of the terms of this Agreement and compliance by such Purchaser with the terms and provisions hereof and thereof does not materially violate any provision of any law, rule or regulation, order, writ, judgment, decree, determination or award to which the Purchaser is a party or by which such Purchaser is bound.

     4.2. INVESTMENT INTENT. This Agreement is made with such Purchaser in reliance upon such Purchaser's express representation to the Company that the Debentures will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that such Purchaser has no intention of selling, granting any participation in, or otherwise distributing the Debentures or the Underlying Shares in violation of the Securities Act. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to any of the Debentures or the Underlying Shares.

     4.3. ACCREDITED INVESTOR. At the time such Purchaser was offered the Debentures and at the date hereof, (i) it was and is an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures. Such Purchaser has signed an Accredited Investor Questionnaire in the form attached as EXHIBIT D hereto and represents that the statements made in the Accredited Investor Questionnaire are true, complete and accurate.

     4.4. DISCLOSURE OF INFORMATION. Purchaser, and its advisors or representatives, if any, have received and reviewed all the information it considers necessary or appropriate for deciding whether to purchase the Debentures. Purchaser further represents that Purchaser is relying solely on Purchaser's own expertise and that of Purchaser's advisors or representatives, and not on any representation of the Company not expressly contained in this Agreement. Purchaser and its advisors or representatives, if any, have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Debentures and the business, properties, prospects and financial condition of the Company. Purchaser understands that no United States federal or state agency or authority or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Debentures.

     4.5. RELIANCE. Such Purchaser understands and acknowledges that (i) the Debentures are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this ARTICLE IV, and such Purchaser hereby consents to such reliance.

     4.6. PRINCIPAL PLACE OF BUSINESS. Such Purchaser, if an entity, has its principal place of business or, if an individual, maintains his/her residence, as set forth immediately opposite such Purchaser's name on SCHEDULE I hereto.

     4.7. RESTRICTED SECURITIES. Purchaser understands that the Debentures are and the Underlying Shares will be "restricted securities" under the federal securities laws because they are being acquired or will be acquired from the Company in a transaction not involving a public offering and that under such laws the Debentures and the Underlying Shares may be resold without registration under the Securities Act and applicable state securities laws only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with Rule 144, as promulgated under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act.


                                   ARTICLE V.
                                    COVENANTS

     5.1. AFFIRMATIVE COVENANTS. Until payment in full of the Debentures, the Company will:

          a. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company will duly and punctually pay or cause to be paid the principal of and interest on the Debentures at the places, at the respective times and in the manner provided herein.

          b. FINANCIAL STATEMENTS. Furnish to each Purchaser (i) as soon as available, but in no event more than 55 days following the end of each fiscal quarter, copies of its consolidated quarterly balance sheets, income statements and other cash flow statements, and (ii) as soon as available, but in no event more than 120 days following the end of each fiscal year, a copy of its annual consolidated audit report and financial statements.

          c. CORPORATE EXISTENCE. Maintain its existence in good standing and qualify and remain qualified to do business in each jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business is such that the failure to maintain such existence or to qualify would have a Material Adverse Effect.

          d. MAINTENANCE OF RECORDS. Maintain complete and accurate books and records in which complete and correct entries shall be made of all dealings and transactions in its respective business and activities.

          e. FURTHER ASSURANCES. Do all acts and things as may be required by law or as, in the reasonable judgment of the Purchasers, may be necessary or advisable to carry out the intent and purpose of this Agreement. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder. Without limiting the generality of the foregoing, the Company (i) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of the Debentures, and (ii) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issuable after the conversion of all of the Debentures would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation and available for the purpose of issue upon such exercise.

          f. RESERVATION OF UNDERLYING SHARES. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock needed to provide for the issuance of the Underlying Shares upon conversion of all of the Debentures without regard to any limitations on conversion. The Company covenants that the Underlying Shares will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

          g. LISTING OF UNDERLYING SHARES. The Company shall use commercially reasonable efforts to promptly secure the listing of the Underlying Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Underlying Shares; the Company also shall use commercially reasonable efforts to list on the principal market or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon conversion of the Debentures if and so long as any shares of the same class shall be listed on such principal market or automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 5.1.g.

          h. PAYING AGENTS. The Company may, from time to time, appoint one or more paying agents for the Debentures, and shall cause each such paying agent to execute and deliver to the Company an instrument pursuant to which such agent shall agree with the Company that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor of such Debentures) in trust for the benefit of the Holders entitled thereto. If the Company shall act as its own paying agent with respect to the Debentures, it will on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay such principal or interest so becoming due on Debentures until such sums shall be paid to such Holders or otherwise disposed of as herein provided and will promptly notify the Holders of such action, or any failure (by it or any other obligor on such Debentures) to take such action. Whenever the Company shall have one or more paying agents for the Debentures, it will, prior to each due date of the principal of or interest on any Debentures, deposit with the paying agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal or interest, and the Company will promptly notify the Holders of this action or failure so to act.

          i. LEGAL OPINION. The Company shall deliver to each Purchaser a legal opinion, in form and substance customary for transactions of this nature.

     5.2. NEGATIVE COVENANT. Until payment in full of the Debentures, the Company will not, without the consent of Holders holding at a majority of the then outstanding principal amount of Debentures, issue any Indebtedness which is subordinated in right of payment to the Senior Indebtedness and senior in right of payment to the Debentures.

     5.3. REGISTRATION STATEMENT FILING.

          a. On or before the thirtieth (30th) day following the effectiveness of the S-1 Registration Statement filed by the Company on August 29, 2003, the Company shall file with the Commission a registration statement (the "REGISTRATION STATEMENT") on any appropriate form under the Securities Act in order to register with the Commission the resale by each Holder, from time to time, of the Underlying Shares. If the Commission notifies the Company that it will not review the Registration Statement, then the Company will request that the Commission declare the Registration Statement effective as soon as possible under the Commission's rules and regulations. If the Commission reviews and issues comments to the Registration Statement, the Company will file an amendment to the Registration Statement within ten (10) Business Days of receipt of the Commission's comments; PROVIDED, HOWEVER, the time period allowed for filing an amendment to the Registration Statement may be extended, if necessary, for up to ten days in the event the Company is unable to obtain on a timely basis any necessary consent from the Company's current and/or former independent auditors, or both, as the case may be. The Company agrees to use all commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably practicable following its filing, but in no event later than forty-five (45) days after the date it was filed (if the Commission does not review the Registration Statement) or ninety (90) days after the date it was filed (if the Commission reviews the Registration Statement). Each Purchaser agrees to cooperate with and provide assistance to the Company in connection with the registration of the resale of the Underlying Shares.

          b. The Company agrees that it will: (i) prepare and file with the Commission, any amendments or supplements to the Registration Statement or prospectus which is a part thereof which may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the resale of the Underlying Shares covered by the Registration Statement for a period of the earlier of two (2) years from the effective date of the Registration Statement and the date when all Underlying Shares covered by the Registration Statement have been sold or otherwise disposed; (ii) prepare and promptly file with the Commission and promptly notify each Purchaser of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statement therein or omission therefrom if at any time when a prospectus relating to the Underlying Shares is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading; (iii) in case any of the Purchasers are required to deliver a prospectus, keep the Registration Statement continuously effective and prepare promptly such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act; (iv) advise each Purchaser promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or amendment thereto or of the initiation or threatening of any proceedings for that purpose, and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (v) use its reasonable efforts to qualify the Underlying Shares for resale under the securities or "blue sky" laws of such states within the United States as each Purchaser may reasonably designate; (vi) furnish to each Purchaser, as soon as available, copies of the Registration Statement and each preliminary and final prospectus, or supplement or amendment required to be prepared with respect thereto, all in such quantities as they may from time to time reasonably request; (vii) notify Purchaser promptly when the Registration Statement or any post-effective amendment is declared effective and of any written request by the Commission for amendments or supplements to the Registration Statement or final prospectus; and (viii) cooperate with Purchaser to facilitate the timely preparation and delivery of certificates or crediting of Underlying Shares to Purchaser's DTC accounts free of any restrictive legends and in such denominations and registered in such names as the Purchaser may reasonably request.

          c. The Company shall pay all expenses incurred by it incident to the registration of the resale of the Underlying Shares under this Section 5.3 including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and the fees and disbursements of counsel for the Company and of its independent public accountants. With respect to resales of Underlying Shares, each Purchaser shall pay all underwriting discounts and commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professional relating to the distribution of the Underlying Shares, the fees and disbursements of counsel retained by each Purchaser and transfer taxes, if any.

          d. Each Holder hereby covenants to promptly execute and deliver a Selling Security Holder Notice and Questionnaire in the form attached hereto as EXHIBIT E to the Company, and to update the Questionnaire upon the Company's request, prior to the filing of a registration statement required under Section 5.3, with any changes to the Questionnaire. If a Holder has not complied with its obligations under this Section 5.3.d at the date the Company determines to file a registration statement with the Commission pursuant to this Section 5.3, then the Company shall have no obligation to register for resale such Holder's Underlying Shares with the Commission.

          e. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Purchaser, its directors, officers, agents and employees and each person who controls the Purchaser (within the meaning of the Securities Act) against all Damages caused by any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Purchaser expressly for use therein. Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors, officers, agents and employees and each person who controls the Company (within the meaning of the Securities Act) against all Damages but only with respect to any such information furnished in writing by such Purchaser expressly for use therein; and provided further that Purchaser's obligation to indemnify the Company shall be limited to the amount of gross proceeds received by the Purchaser from the sale of Underlying Shares giving rise to such Damages. Promptly after receipt by the Purchaser of notice of the commencement of any action (including any governmental action), the Purchaser will, if a claim in respect thereof is to be made against the Company under this Section 5.3.e, notify the Company in writing of the commencement thereof and the Company shall have the right to participate in, and, to the extent the Company so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that the Purchasers shall have the right to retain their own counsel, with the reasonable fees and expenses to be paid by the Company, if representation of the Purchaser by the counsel retained by the Company would be inappropriate due to actual or potential conflict of interest between the Purchaser and any other party represented by such counsel in such proceeding; provided however, the Company shall not in connection with any action, be liable for the fees and expenses of more than one separate law firm for all Purchasers. The failure to notify the Company within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Company of any liability to the Purchaser under this Section 5.3.e but the omission so to notify the Company will not relieve it of any liability that it may have to the Purchaser otherwise than under this Section 5.3.e.

          f. If the indemnification provided for in Section 5.3.e is unavailable or insufficient to hold harmless an indemnified party thereunder, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of the Damages referred to in Section 5.3.e in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.3.f were to be determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 5.3.f. The amount paid by an indemnified party as a result of Damages referred to in the first sentence of this Section 5.3.f shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 5.3.f. In no event shall the contribution obligation of a Holder of the Underlying Shares be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.3 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Underlying Shares giving rise to such contribution obligation.

          g. RULE 144 REPORTING. With a view to making available to the Purchaser the benefits of certain rules and regulations of the Commission which may permit the sale of the Underlying Shares to the public without registration, the Company agrees to use its commercially reasonable efforts to:

               i. make and keep public information available, as those terms are understood and defined in Rule 144 or any successor rule promulgated under the Securities Act;

               ii. file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

               iii. so long as the Purchaser owns any Debentures or Underlying Shares, furnish to such Purchaser forthwith upon request (a) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.


                                  ARTICLE VI.
                                EVENTS OF DEFAULT

     6.1. EVENTS OF DEFAULT. Each of the following events shall be an "Event of Default" for purposes of this Agreement:

          a. The Company fails to pay any principal of any Debenture when due and payable, either at maturity or in connection with any redemption under
Section 2.2, or fails to pay any installment of interest upon any Debenture when due and payable, and such default continues for ten (10) days following receipt by the Company of written notice thereof; PROVIDED, HOWEVER, that not more than one such notice must be given in any consecutive 360-day period; or

          b. Default occurs in the due observance or performance of any material term, covenant or agreement contained in this Agreement, including, but not limited to, the failure to deliver Underlying Shares required to be delivered upon conversion of the Debentures, or the failure to provide written notice of the Change of Control as required by Section 2.2.d herein, and such default continues unremedied for a period of twenty (20) days following receipt by the Company of written notice thereof; or

          c. any of the representations or warranties made by the Company herein shall be false or misleading in any material respect and such condition (to the extent capable of being cured) shall continue uncured for a period of twenty
(20) days following receipt by the Company of written notice thereof; or

          d. the Company or any Subsidiary shall default with respect of any Indebtedness of, or guaranteed or assumed by, the Company or any Subsidiary, which default results in the acceleration of Indebtedness in a principal amount then outstanding in excess of Ten Million United States Dollars ($10,000,000), and such Indebtedness shall not have been discharged or such acceleration shall not have been rescinded or cured for a period of twenty (20) days following receipt by the Company of written notice thereof; or

          e. the Company or any Subsidiary shall fail to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of, or guaranteed or assumed by, the Company or any Subsidiary, in a principal amount then outstanding in excess of Ten Million United States Dollars ($10,000,000), and the continuance of such failure for a period of twenty (20) days following receipt by the Company of written notice thereof; or

          f. An involuntary case or other proceeding is commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable Debtor Relief Law now or hereafter in effect or seeking the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of it or any substantial part of its Property, and such involuntary case or other proceeding remains undismissed and unstayed, or an order or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, in any such event, for a period of 60 days; or

          g. The Company or any Subsidiary commences a voluntary case or proceeding under any applicable Debtor Relief Law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or consents to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or any of them files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or consents to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any substantial part of its Property, or any of them makes an assignment for the benefit of creditors, or fails to pay its debts generally as they become due, or the Company takes corporate action in furtherance of any such action.

     6.2. REMEDIES. If any Event of Default specified in Section 6.1 shall have occurred and be continuing, any Holder may by written notice to the Company declare such Holder's Debentures to be forthwith due and payable, whereupon the Holder's Debentures shall, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Company, become immediately due and payable. The Company shall within three (3) Business Days notify each Holder of Debentures upon becoming aware of the occurrence of any Event of Default (whether or not waived by any other Holder of Debentures) or of any action taken by any Holder of Debentures with respect to the occurrence of any Event of Default, and shall deliver to the Holders a statement specifying such Event of Default and the action the Company has taken, is taking, or proposes to take with respect thereto.

     6.3. ACKNOWLEDGMENT. Each Purchaser acknowledges and agrees that the Debentures are pari passu in right of payment to the Existing Debentures.


                                   ARTICLE VII.
                                  SUBORDINATION

     7.1. AGREEMENT TO SUBORDINATE.

     The Company and, by its acceptance hereof, each Holder agrees that the indebtedness of the Company evidenced by the Debentures, whether for principal, interest or any other amount payable under or in respect hereof and all rights or claims arising out of or associated with such Indebtedness (the "SUBORDINATED OBLIGATIONS"), shall be junior and subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness, in accordance with the provisions of this Section 7.1. Each Senior Lender shall be deemed to have acquired Senior Indebtedness in reliance upon the agreements of the Company and the Holders contained in this Section 7.1. The provisions of this Section 7.1 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Senior Lender or any representative of such Senior Lender upon the insolvency, bankruptcy or reorganization of the Company. Any provision of this Agreement or the Debentures to the contrary notwithstanding, the Company shall not make, and no Holder shall accept, any payment or prepayment of principal, or prepayment of other amounts due thereunder, of any kind whatsoever (including without limitation by distribution of assets, set off, exchange or any other manner) with respect to the Subordinated Obligations at any time such payment is prohibited pursuant to the terms of this Agreement. Holders may receive regularly scheduled payments of principal and interest in respect of the Subordinated Obligations in accordance with the terms of this Agreement and the Debentures except to the extent and at the times prohibited or restricted by the provisions of this ARTICLE VII. In no event shall any Holder commence any action or proceeding to contest the provisions of this Section 7.1 or the priority of any Lien granted to the

Senior Lenders by the Company to secure the payment and other obligations under the Senior Indebtedness. No Holder shall take, accept or receive any collateral security from the Company for the payment of the Subordinated Obligations.

     7.2. LIQUIDATION; DISSOLUTION; BANKRUPTCY.

     In the event of any insolvency, bankruptcy, dissolution, winding up, liquidation, arrangement, reorganization, marshalling of assets or liabilities, composition, assignment for the benefit of creditors or other similar proceedings relating to the Company, its debts, its property or its operations, whether voluntary or involuntary, including, without limitation the filing of any petition or the taking of any action to commence any of the foregoing (which, in the case of action by a third party, is not dismissed within 60 days) (a "BANKRUPTCY EVENT"), all Senior Indebtedness shall first be paid in full in cash or other immediately available funds before any Holder shall be entitled to receive or retain any payment or distribution of assets of the Company with respect to any Subordinated Obligations.

     7.3. NO PAYMENTS WITH RESPECT TO SUBORDINATED OBLIGATIONS IN CERTAIN CIRCUMSTANCES.

          a. In circumstances in which Section 7.2 is not applicable, no payment of any nature (including, without limitation, any distribution of assets) in respect of the Subordinated Obligations (including, without limitation, pursuant to any judgment with respect thereto or on account of the purchase or redemption or other acquisition of Subordinated Obligations, by set off, prepayment, exchange or other manner) shall be made by or on behalf of the Company if, at the time of such payment:

               i. a default in the payment when due (whether at the maturity thereof, or upon acceleration of maturity or otherwise and without giving effect to any notice provisions or applicable grace periods) of all or any portion of the Senior Indebtedness (whether of principal, interest or any other amount with respect thereto) shall have occurred, and such default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents; or

               ii. (x) the Company shall have received notice from a Senior Lender of one or more events of default (as defined in the Senior Debt Documents) in respect of the Senior Indebtedness (other than payment defaults described in Section 7.3.a.i above), (y) any such event of default shall not have been cured or waived in accordance with the terms of the Senior Debt Documents, and (z) 180 days shall not have elapsed since the date such notice was received; PROVIDED, HOWEVER, that not more than one such notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period.

     The Company may resume payments (and may make any payments missed due to the application of Section 7.3.a) in respect of the Subordinated Obligations or any judgment with respect thereto:

                    (i) in the case of a default referred to in Section 7.3.a.i, upon a cure or waiver thereof in accordance with the Senior Debt Documents; or

                    (ii) in the case of an event of default or events of default referred to in Section 7.3.a.ii, upon the earlier to occur of (l) the cure or waiver of all such events of default in accordance with the Senior Debt Documents, or (2) the expiration of such period of 180 days.

          b. Following any acceleration of the maturity of any Senior Indebtedness and as long as such acceleration shall continue unrescinded and unannulled, such Senior Indebtedness shall first be paid in full in cash before any payment is made on account of or applied on the Subordinated Obligations.

          c. The Company shall give prompt written notice to the Holders of (i) any default in respect of Senior Obligations referred to in Section 7.3.a.i and
(ii) any notice of the type described in Section 7.3.a.ii from the Senior
Lenders.

     7.4. WHEN DISTRIBUTION MUST BE PAID OVER.

     Upon payment or distribution to creditors in any proceeding under Debtor Relief Laws involving the assets of the Company, and in the event that any Holder shall receive any payment or distribution of assets that such Holder is not entitled to receive or retain under the provisions of this Agreement and the Debentures, such Holder shall hold any amount so received in trust for the Senior Lenders, shall segregate such assets from other assets held by such Holder and shall forthwith provide over such payment or distribution (without liability for interest thereon) to the Senior Lenders in the form received (with any necessary endorsement) to be applied to the Senior Indebtedness.

     7.5. EXERCISE OF REMEDIES.

     So long as any Senior Indebtedness is outstanding, no Holder shall exercise any rights or remedies with respect to an Event of Default under this Agreement or the Debentures, including, without limitation, any action (1) to demand or sue for collection of amounts payable hereunder, (2) to accelerate the principal of the Debentures, or (3) to commence or join with any other creditor (other than Senior Lenders holding a majority in principal amount of the Senior Indebtedness) in commencing any proceeding in connection with or premised on the occurrence of a Bankruptcy Event if: (a) there exists a Bankruptcy Event, or (b) the Company is prohibited from making payments under Section 7.3. Nothing in this Section 7.5 shall prevent any Holder from exercising any right of conversion, or exercising any remedies or taking or continuing any action in connection therewith, pursuant to Section 2.3.

     7.6. ACCELERATION OF PAYMENT OF THE DEBENTURES.

     If the Debentures are declared due and payable prior to the Maturity Date, no direct or indirect payment that is due solely by reason of such declaration shall be made, nor shall application be made of any distribution of assets of the Company (whether by set off or in any other manner, including, without limitation, from or by way of collateral) to the payment, purchase or other acquisition or retirement of the Debentures, unless, in either case, (i) all amounts due or to become due on or in respect of the Senior Indebtedness shall have been previously paid in full in cash, (ii) all commitments to lend under Senior Indebtedness shall have been terminated,
(iii) all letters of credit shall have been cancelled or otherwise terminated,
(iv) all guarantees constituting Senior Indebtedness shall have been terminated and (v) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero.

     7.7. INCURRENCE OF SENIOR INDEBTEDNESS; AMENDING SENIOR INDEBTEDNESS.

     The Holders of the Debentures acknowledge and agree that neither this Agreement nor the Debentures restrict the Company in any manner from incurring additional Senior Indebtedness following the date hereof and during the period the Debentures remain outstanding. Any Senior Lender may, at any time and from time to time, without the consent of or notice to the Holders (i) modify or amend the terms of the Senior Indebtedness, (ii) sell, exchange, release, fail to perfect a lien on or a security interest in or otherwise in any manner deal with or apply any property pledged or mortgaged to secure, or otherwise securing, Senior Indebtedness, (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness, (iv) exercise or refrain from exercising any rights against the Company or any other person, (v) apply any sums by whomever paid or however realized to Senior Indebtedness (vi) increase the amount of any Senior Indebtedness or (vii) take any other action that might be deemed to impair in any way the rights of the Holders. Any and all of such actions may be taken by the Senior Lenders without incurring responsibility to the Holders and without impairing or releasing the obligations of the Holders to the Senior Lenders.

     7.8. CERTAIN RIGHTS IN BANKRUPTCY.

     In the event of a Bankruptcy Event, each Holder upon the request of a Senior Lender (and its representative or representatives), agrees to take all reasonable actions necessary to demand, sue for, collect and receive all payments and distributions under the terms of this Agreement and the Debentures, to file and prove all claims (including claims in bankruptcy) relating to the Debentures, to exercise any right to vote arising with respect to the Debentures and any claims hereunder in any bankruptcy, insolvency or similar proceeding and take any and all other reasonable actions in the name of such Holder, as such Senior Lender determines to be necessary or appropriate.

     7.9. SUBROGATION.

     No payment or distribution to any Senior Lender pursuant to the provisions of this Agreement or the Debentures shall entitle any Holder to exercise any right of subrogation in respect thereof until (i) (1) all Senior Indebtedness shall have been paid in full in cash, (2) all commitments to lend under Senior Indebtedness shall have been terminated, (3) all letters of credit shall have been cancelled or otherwise terminated, (4) all guarantees constituting Senior Indebtedness shall have been terminated and (5) all lender guarantees constituting Senior Indebtedness shall have been permanently reduced to zero or
(ii) all Senior Lenders have consented in writing to the taking of such action.

     7.10. RELATIVE RIGHTS.

     The provisions of this ARTICLE VII are for the benefit of the Senior Lenders (and their successors and assigns) and shall be enforceable by them directly against each Holder. Each Holder acknowledges and agrees that any breach of the provisions of this ARTICLE VII will cause irreparable harm for which the payment of monetary damages may be inadequate. For this reason, each Holder agrees that, in addition to any remedies at law or equity to which a Senior Lender may be entitled, a Senior Lender will be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this ARTICLE VII and/or to compel specific performance of such provisions. The provisions of this ARTICLE VII shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Senior Indebtedness is rescinded or must otherwise be returned by any Senior Lender upon the occurrence of a Bankruptcy Event or otherwise, all as though such payment had not been made. The provisions of this ARTICLE VII are intended solely for the purposes of defining the relative rights of the Holders and the Senior Lenders, and are not intended to impair and shall not impair as between Company and the Holders, the obligation of Company, which is absolute and unconditional, to pay the Holder all amounts owing under the Debentures.

     7.11. RELIANCE ON ORDERS AND DECREES.

     Upon any payment or distribution of assets of the Company, whether in cash, property, securities or otherwise, the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Senior Lenders, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this ARTICLE VII.


                                 ARTICLE VIII.
                                 MISCELLANEOUS

     8.1. GOVERNING LAW. This agreement shall be governed in all respects by, and shall be construed and interpreted in accordance with, the laws of the state of California, without regard to its conflicts of laws principles.

     8.2. INDEMNIFICATION. The Company shall defend, protect, indemnify and hold harmless each Purchaser, and their successors and assigns of the Debentures and all of their officers, directors, and employees (collectively, the "INDEMNITEES") from and against any and all Actions and Damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the Action for which indemnification hereunder is sought), and including interest, penalties and reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any material breach of any representation or warranty made by the Company in this Agreement, (b) any material breach of any covenant, agreement or obligation of the Company contained in this Agreement, or (c) any Action brought or made or Threatened, other than by the Company, against such Indemnitee and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, or (ii) solely the status of such Purchasers as Holders of the Debentures; PROVIDED, HOWEVER, that the Company shall have no obligation hereunder with respect to Indemnified liabilities arising from the gross negligence or willful misconduct of any Indemnitee.

     8.3. COSTS AND EXPENSES. Each party shall pay its own costs and expenses, including, without limitation, the fees and expenses of their respective counsel and financial advisors.

     8.4. AMENDMENTS; CONSENTS. So long as any Senior Indebtedness (including any letter of credit or lender guarantee) is outstanding or there is a commitment to lend any Senior Indebtedness (including any commitment under the Senior Debt Documents) the terms of the Debentures may be amended only with the consent of the Principal Lender, if any. Notwithstanding the foregoing, without the consent of the Principal Lender, the Debentures may be amended by the Company and the Holders (x) to cure any ambiguity, defect or inconsistency that does not affect the subordination provisions hereof or the rights of the Senior Lenders, (y) waive or cure any Event of Default hereunder so long as the such waiver or amendment does not change the Maturity Date of the Debentures to an earlier date and (y) to extend the Maturity Date. In addition to the foregoing, no amendment or waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by Holders holding at least a majority of the principal amount of Debentures then outstanding; PROVIDED, HOWEVER, that, without the written consent of all of the Holders of the Debentures, no such action may extend the Maturity Date, or reduce the rate or extend the time of payment of interest thereon (except as required under Section 7.3), or reduce the principal amount thereof, if any, thereon, or reduce any amount payable on redemption or repurchase thereof, impair, or change in any respect adverse to the Holders, the obligation of the Company to repurchase any Debenture at the option of the Holder upon the happening of a Change of Control, change the currency in which the Debentures are payable, or impair or change in any respect adverse to the Holders the right to convert the Debentures into Common Stock subject to the terms set forth herein, or reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such amendment.

     8.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein will survive the execution and delivery of the Debentures for a period of one year.

     8.6. LEGENDS. Each certificate or instrument representing the Debentures and any shares of Common Stock issued upon conversion thereof shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required or advisable under applicable state securities laws):

     [THIS DEBENTURE/THESE SHARES] [HAS/HAVE] NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND [HAS/HAVE] BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO,

OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above shall be removed by the Company from any certificate evidencing the Debentures or the Underlying Shares, and the Company shall issue a certificate without such legend to the holder thereof, if requested, upon (i) delivery to the Company of an opinion by counsel (reasonably satisfactory to the Company) that such security can be freely transferred in a public sale pursuant to an exemption from the registration requirements of the Securities Act; (ii) upon Rule 144(k) becoming available for the resale of the Debentures and/or the Underlying Shares; or (iii) in the event the Registration Statement is effective, the delivery of an undertaking that such Holder will comply with the prospectus delivery requirements of the Securities Act and transfer the security in a manner consistent with the plan of distribution set forth in the Registration Statement.

     8.7. NOTICES. Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (evidenced by a transmission confirmation report generated by sender's facsimile machine) at the address or number designated below (if received by 5:00 p.m. Pacific Time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. Pacific Time where such notice is to be received) or (b) one (1) Business Day following the date of deposit with a nationally recognized overnight courier, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses and facsimile numbers for such communications are:

               If to the Company:

               3D Systems Corporation
               26081 Avenue Hall
               Valencia, California 91355
               Telephone:  661.295.5600
               Facsimile:  661.294. 7966
               Attention:  General Counsel

     If to a Purchaser, to the address set forth below such Purchaser's name on
SCHEDULE I hereof or such other address as such Purchaser has provided to the Company pursuant to the notice provisions of this Section 8.7.

     8.8. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect, and of the remaining provisions hereof, shall not be in any way impaired, and the provisions held invalid, illegal, or unenforceable shall be so construed as to make them (and the remaining provisions hereof) enforceable to the maximum extent allowable by law.

     8.9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Company, and on all successors and assigns of the Company, and on each Purchaser, and on all successors, assigns and transferees of each Purchaser.

     8.10. TRANSFER RESTRICTIONS. If any Holder should decide to transfer or dispose of the Debentures or the Underlying Shares held by it, such Holder understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company, or pursuant to an available exemption from the registration requirements of the Securities Act and applicable state securities laws.

     8.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY, AND UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT, OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     8.12. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     8.13. ENTIRE AGREEMENT. This Agreement, together with the Debentures, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the Debentures, supersedes all prior agreements and understandings among the parties with respect to such subject matter.

     8.14. INTERPRETATION. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Unless otherwise indicated, all internal cross-references are to sections of this Agreement.

     8.15. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may also be executed by any party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

     8.16. MUTILATED, DESTROYED, LOST, OR STOLEN NOTES. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute and deliver a new Debenture bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case, the applicant for a substituted Debenture shall furnish to the Company such security or indemnity as may be required by the Company to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof.

     8.17. PAYMENTS ON BUSINESS DAYS. In any case where the Maturity Date of principal or Interest Payment Date of the Debentures or the Redemption Date of the Debentures shall not be a Business Day, then payment of principal or interest of the Debentures shall be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption.

     8.18. CERTAIN DEBENTURES OWNED BY COMPANY DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under the Debentures, the Debentures that are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination.

     8.19. NO WAIVERS. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

     8.20. REGISTRATION AND REGISTRATION OF TRANSFER. The Company shall keep or cause to be kept a register in which the Company shall provide for the registration and transfer of the Debentures. Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder thereof. Upon surrender for registration of transfer of any Debenture to the Company, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Debentures of a like aggregate principal amount as promptly as practicable. Any Debentures issued upon any registration of transfer shall be the valid obligation of the Company, evidencing the same debt, and entitled to the same benefits under this Agreement as the Debentures surrendered upon registration for transfer. No service charge shall be made for any registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer.

     8.21. PUBLIC ANNOUNCEMENT. The Company shall file on or before December 8, 2003, a Current Report on Form 8-K with the Commission and/or issue a press release in respect of the transactions contemplated by this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Debenture Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                       3D SYSTEMS CORPORATION



                                       By: ------------------------------------
                                       Name:
                                       Title:





                                       PURCHASER



                                       By: ------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE I

NAME OF PURCHASER                                        ADDRESS                  COMMITMENT
=========================================== ================================== ==================







                                   SCHEDULE II

                                    EXHIBIT A

                                   DEFINITIONS

"10-K" shall have the meaning given such term in the Section 3.8.

"10-QS" shall have the meaning given such term in the Section 3.8.

"AFFILIATE" has the meaning ascribed to it in Rule 405 of the Securities Act.

"ACTION" means any action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, inquiry, investigation or similar event, occurrence, or proceeding.

"ADDITIONAL DEBENTURES" shall have the meaning given such term in Section 1.3.

"ADDITIONAL PURCHASERS" shall have the meaning given such term in Section 1.3.

"ADDITIONAL SECURITIES" shall have the meaning given such term in Section 1.3.

"AGREEMENT" means this Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof from time to time.

"BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the City of Los Angeles.

"CHANGE OF CONTROL" shall be deemed to have occurred when (i) any "person" or "group" (as such terms are used in Sections 13(e) and 14(d) of the Exchange Act) is or becomes the beneficial owner of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the "VOTING STOCK"); (ii) approval by the stockholders of the Company of any plan or proposal for the liquidation, dissolution or winding up of the Company; (iii) the Company (A) consolidates or merges with or into any corporation or other entity or Person, or any other corporate reorganization and the outstanding Common Stock of the Company is changed or exchanged into other assets or securities as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction (a "LIQUIDITY EVENT"), or (B) conveys, transfers or leases all or substantially all of its assets to any person (other than a wholly-owned subsidiary as a result of which the Company becomes a holding company); or (iv) any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation to the Company).

"CHANGE OF CONTROL REDEMPTION" shall have the meaning give such term in Section 2.2.b.

"CHANGE OF CONTROL REDEMPTION NOTICE" shall have the meaning given such term in
Section 2.2.d.ii.

"CLOSING" shall have the meaning given such term in Section 1.2.

"CLOSING DATE" shall have the meaning given such term in Section 1.2.

"COMMISSION" shall have the meaning given such term in the Section 3.8.

"COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

"COMPANY" shall have the meaning given such term in the preamble hereto.

"COMPANY DISCLOSURE LETTER" shall have the meaning given such term in the preamble of ARTICLE III.

"CONTINUING DIRECTOR" means at any date a member of the Company's Board of Directors (i) who was a member of such board on the Closing Date or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or such lesser number comprising a majority of a nominating committee if authority for such nominations or elections has been delegated to a nominating committee whose authority and composition have been approved by at least a majority of the directors who were Continuing Directors at the time such committee was formed.

"CONVERSION DATE" shall have the meaning given such term in the Section 2.3.b.

"DAMAGES" means all damages, losses, liabilities, payments, amounts paid in settlement, obligations, fines, penalties, costs of burdens associated with performing injunctive relief, and other costs (including reasonable fees and expenses of outside attorneys, accountants and other professional advisors, and of expert witnesses and other costs of investigation, preparation and litigation in connection with any Action or Threatened Action) of any kind or nature whatsoever, whether known or unknown, contingent or vested, or matured or unmatured.

"DEBENTURES" shall have the meaning given such term in the first recital hereto.

"DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"DTC" shall have the meaning given such term in Section 2.3.b.

"EVENT OF DEFAULT" shall have the meaning given such term in Section 6.1.

"EXCHANGE ACT" means the Exchange Act of 1934, as amended.

"EXISTING SENIOR DEBT" means the Company's financing arrangement with U.S. Bank initially consisting of that certain $26.5 million three-year revolving credit facility and $15 million 66-month commercial term loan.

"EXISTING SENIOR DEBT AGREEMENT" means that certain Loan and Security Agreement by and among the Company and each of its Subsidiaries signatories thereto as borrower and the Lenders and U.S. Bank National Association dated as of May 21, 2001, as the same has been and may be amended from time to time.

"EXISTING DEBENTURES" means the 7% Convertible Subordinated Debentures issued on December 19, 2001, in the aggregate amount of $10,000,000.

"GAAP" means generally accepted accounting principles in the United States, consistently applied.

 "GOVERNMENTAL ENTITY" means any legislature, agency, bureau, branch, department, division, commission, court, tribunal, magistrate, justice, multi-national organization, quasi-governmental body, or other similar recognized organization or body of any federal, state, county, municipal, local, or foreign government or other similar recognized organization or body exercising similar powers or authority.

"HOLDER" means each Purchaser and other holder of the Debentures as reflected on the books and records of Company.

"INDEBTEDNESS" means (a) any debt which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties, services or assets of any kind, (b) obligations of the Company, whether outstanding on the date of this Agreement or thereafter created, incurred or assumed, as lessee under leases required to be capitalized on the balance sheet of the lessee under GAAP and leases of property or assets made as part of any sale and lease-back transaction to which the Company is a party and (c) amendments, renewals, extensions, modifications and refundings of any such debt or obligation.

"INDEMNIFIED LIABILITIES" shall have the meaning given such term in Section 8.2.

"INDEMNITEES" shall have the meaning given such term in Section 8.2.

"INITIAL CLOSING" shall have the meaning given such term in Section 1.2.

"INITIAL CLOSING DATE" shall have the meaning given such term in Section 1.2.

"INTELLECTUAL PROPERTY" shall have the meaning given such term in Section 3.19.

"KNOWLEDGE" means the actual knowledge of the Company's executive officers (as defined in Rule 405 under the Securities Act) after due inquiry.

"LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or otherwise, including, without limitation, any lien for taxes), security interest, preference, participation interest, priority, or security agreement, or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any document under the law of any applicable jurisdiction to evidence any of the foregoing.

"MATERIAL ADVERSE EFFECT" shall have the meaning given such term in the Section 3.1.

"MATURITY DATE" shall mean November 30, 2013.

"PERSON" means an individual, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated association, joint venture, joint-stock company, Governmental Entity, or any other entity.

"PRINCIPAL LENDER" means, at any date, the lender which, at such date, provides the Company's principal banking credit facility.

"PURCHASERS" shall have the meaning given such term in the preamble hereto.

"REDEMPTION DATE" shall have the meaning given such term in the Section 2.2.d.i.

"REDEMPTION OPTION" shall have the meaning given such terms in Section 2.2.a

"REDEMPTION PRICE" shall have the meaning given such term in the Section 2.2.a.

"REGISTRATION STATEMENT" shall have the meaning given such term in the Section 5.3.a.

"SEC FILINGS" shall have the meaning given such term in the Section 3.8.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SENIOR INDEBTEDNESS" means the principal of (and premium, if any) and interest, and all other obligations, on or arising under (a) all Indebtedness of the Company (including Indebtedness of others guaranteed by the Company) other than the Debentures and the Existing Debentures, whether outstanding on the date of this Agreement or thereafter created, incurred or assumed, including without limitation, the Existing Senior Debt, unless in any case in the instrument creating or evidencing any such Indebtedness or pursuant to which the same is outstanding it is provided that such Indebtedness is not superior in right of payment to the Debentures.

"SENIOR DEBT DOCUMENTS" means the Existing Senior Debt Agreement and all other documents and instruments delivered or filed in connection with the creation or incurrence of any Senior Indebtedness (including, without limitation, the guaranty agreements executed and delivered by the Subsidiaries of the Company in respect of the obligations under the Existing Senior Debt Agreement or obligations under any other Senior Indebtedness).

"SENIOR LENDERS" shall mean the holders of the Senior Indebtedness.

"SUBSEQUENT CLOSING" shall have the meaning given such term in Section 1.3.

"SUBSEQUENT CLOSING DATE" shall have the meaning given such term in Section 1.3.

"SUBSIDIARY" shall have the meaning given such term in the Section 3.7.

"THREATENED" means a demand or statement has been made and received (orally or in writing) or a notice has been given and received (orally or in writing) by a Person or an officer or agent of a Person if not a natural person, or any other event has occurred or any other circumstances exist that would lead a prudent Person to conclude that a cause of Action or other matter is likely to be asserted, commenced, taken, or otherwise initiated.

"UNDERLYING SHARES" shall have the meaning given such term in the Section 2.2.a.

                                    EXHIBIT B

                                FORM OF DEBENTURE


THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS DEBENTURE IS SUBJECT TO THE PROVISIONS OF THAT CERTAIN DEBENTURE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 24, 2003, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE INTO THIS DEBENTURE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.


                      6% SUBORDINATED CONVERTIBLE DEBENTURE

$_____________                                              __________ __, 2003


     FOR VALUE RECEIVED, the undersigned, 3D Systems Corporation, a Delaware corporation (hereinafter referred to as the "COMPANY"), hereby promises to pay to ______________________, a _______________ ("PURCHASER"), or its assigns or transferees as permitted under the Purchase Agreement, as defined herein ("HOLDER"), to the extent not previously redeemed or converted in accordance with the terms hereof, the principal sum of _________dollars ($_______) and to pay interest on the outstanding principal balance of this Debenture (this "DEBENTURE") in accordance with Section 3 hereof.

     1. PURCHASE AGREEMENT. This Debenture is one of the Debentures issued pursuant to the Debenture Purchase Agreement dated as of November 24, 2003 (the "PURCHASE Agreement"), among the Company, Purchaser and the other purchasers identified on Schedule I thereof. The Holder is entitled to the benefits of the Purchase Agreement to which reference is hereby made for a statement of all applicable terms and conditions. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement.

     2. MATURITY DATE. To the extent not converted or redeemed, the Company agrees to pay the principal amount of the indebtedness evidenced hereby on November 30, 2013 (the "MATURITY DATE").

     3. INTEREST.

     The principal amount of this Debenture from time to time outstanding shall bear interest at the rate of six percent (6%) per annum from the date hereof and continuing until the payment in full or the earlier conversion.

     Interest shall accrue from the date of issuance and be payable semi-annually in arrears on May 31 and November 30 of each year (each an "INTEREST PAYMENT DATE"), beginning on May 31, 2004, or, in the case of any redemption or certain conversions, the date of such redemption or certain conversion as provided for under the Purchase Agreement. Interest payable shall be paid in lawful money of the United States of America and in immediately available funds. Accrued and unpaid interest payable at the Maturity Date or any Redemption Date or on certain Conversion Dates shall be paid only in lawful money of the United States of America and in immediately available funds in accordance with Sections 2.2 and 2.3 of the Purchase Agreement.

     4. METHOD OF PAYMENT. Payments shall be made in the manner specified in
Section 2.5 of the Purchase Agreement.

     6. SUBORDINATION. The rights of the Holder of this Debenture are subordinated in accordance with the provisions of Article VII of the Purchase Agreement.

     7. EVENTS OF DEFAULT. Subject to the provisions of Article VII of the Purchase Agreement, upon and after the occurrence of an Event of Default, as defined in the Article VI of the Purchase Agreement, a Holder, as provided in the Purchase Agreement, may declare such Holder's Debentures to be due and payable.

     8. REDEMPTION. This Debenture is redeemable at a price equal to 100% of the outstanding principal amount of the Debenture, plus accrued and unpaid interest, up to the day preceding the Redemption Date, in accordance with the provisions of Section 2.2 of the Purchase Agreement.

     9. CONVERSION. This Debenture is convertible at a per share conversion price of $10.18, subject to certain adjustments, in accordance with the provisions of Sections 2.3 and 2.4 of the Purchase Agreement.

     10. GOVERNING LAW. This Debenture shall be interpreted, governed by and construed in accordance with, the laws of the State of California, without regard to its conflict of laws principles.

     IN WITNESS WHEREOF, the undersigned has executed this Debenture as of the day and year first written above.

                                            3D SYSTEMS CORPORATION



                                            By:_____________________________
                                                Name:
                                                Title:

                                    EXHIBIT C

                             3D SYSTEMS CORPORATION
                                CONVERSION NOTICE

     Reference is made to the Debenture issued by 3D Systems Corporation (the "DEBENTURE"). In accordance with and pursuant to the Debenture, the undersigned hereby irrevocably elects to convert the principal amount of the Debenture, indicated below into shares of Common Stock, par value $.001 per share (the "COMMON STOCK"), of the Company, by tendering the Debenture specified below as of the date specified below.

Date of Conversion:_______________________________________________________

Aggregate Principal Amount to be converted:___________________________________

Debenture no(s).  of Debenture to be converted:________________________________

Please confirm the following information:

Conversion Price:_________________________________________________________

Number of shares of Common Stock to be issued:_______________________________


        Please issue the Common Stock into which the Debenture is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:


Issue to:_________________________________________________________________
Facsimile Number:________________________________________________________
Authorization: By:______________________________
Title:

Dated:_______________________________

Account Number (if electronic book entry transfer):____________________________ Transaction Code Number (if electronic book entry transfer):___________________

                                    EXHIBIT D


                        ACCREDITED INVESTOR QUESTIONNAIRE


Name of investor:
                 --------------------------------------------------------------

State or jurisdiction of residence:
                                   --------------------------------------------

     With respect to a potential investment in 3D Systems Corporation, a Delaware corporation (the "COMPANY"), the undersigned represents and warrants that he/she/it qualifies as an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the "ACT"), as amended, because (check at least one):

|_| He/she is an individual whose net worth, or joint net worth with his/her spouse, is greater than $1,000,000; or

|_| He/she is an individual who had income greater than $200,000 in each of the last two years and reasonably expects an income greater than $200,000 for the current year; or

|_| He/she is an individual who had a joint income with his/her spouse greater than $300,000 in each of the last two years and reasonably expects a joint income greater than $300,000 for the current year; or

|_| He/she is a director, executive officer or general partner of the Company or a director, executive officer or general partner of a general partner of the Company; or

|_| It is a corporation, partnership, limited liability company, Massachusetts or similar business trust or tax-exempt organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5,000,000 that was not formed for the purpose of buying the securities of the Company being offered in this offering; or

|_| It is a "private business development company" as defined in Section 202(a)(22) of the Investments Advisors Act of 1940; or

|_|  It is a "bank" as defined in Section 3(a)(2) of the Act; or

|_|  It is a "savings and loan association" or other institution as defined in
     Section 3(a)(5) of the Act, whether acting in its individual or fiduciary capacity; or

|_| It is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

|_|  It is an "insurance company" as defined in Section 2(13) of the Act; or

|_| It is an investment company registered under the Investment Company Act of 1940; or

|_| It is a "business development company" as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

|_| It is a "Small Business Investment Company" licensed by the United States Small Business Administration under either Section 301(c) or 301(d) of the Small Business Investment Act of 1958; or

|_| It is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such a plan has total assets in excess of $5,000,000; or

|_| It is a trust, with total assets greater than $5,000,000, not formed for the specified purpose of acquiring the securities offered by the Company in this offering and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

|_| It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets greater than $5,000,000; or

|_| It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made by persons who are accredited investors (check appropriate boxes in this form for such persons); or

|_| It is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is one of the following:

     |_|  A bank;

     |_|  A savings and loan association;

     |_|  An insurance company; or

     |_|  A registered investment adviser

|_| It is an entity, all of whose equity owners are "accredited investors" (check appropriate boxes in this form for such persons).

     To induce the Company to accept the undersigned's investment, the undersigned hereby makes the following representations, warranties and covenants to the Company:

     (a) The undersigned represents and warrants that no holder of any beneficial interest in the undersigned's equity securities of the Company (each a "BENEFICIAL INTEREST HOLDER") and, no Related Person (in the case the undersigned is an entity) is or will be:

          (1) A person or entity whose name appears on the list of specially designated nationals and blocked persons maintained by the Office of Foreign Asset Control from time to time;

          (2)  A Foreign Shell Bank; or

          (3) A person or entity resident in or whose subscription funds are transferred from or through an account in a Non-Cooperative Jurisdiction.

     (b) The undersigned represents that the bank or other financial institution (the "WIRING INSTITUTION") from which the undersigned's funds will be wired is located in a FATF Country.

     (c) The undersigned represents that:

          (1) Neither it, any Beneficial Interest Holder nor any Related Person (in the case of the undersigned is an entity) is a Senior Foreign Political Figure, any member of a Senior Foreign Political Figure's Immediate Family or any Close Associate of a Senior Foreign Political Figure; or

          (2) Neither it, any Beneficial Interest Holder nor any Related Person (in the case the undersigned is an entity) is resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

          (3) Its investment funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an "offshore bank," or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

                                   DEFINITIONS

     CLOSE ASSOCIATE: With respect to a Senior Foreign Political Figure, a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

     FATF: The Financial Action Task Force on Money Laundering.

     FATF COUNTRY: A country that is a member of FATF. As of September 1, 2003, the countries which are members of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; Denmark; Finland; France; Germany; Greece; Hong Kong; Iceland; Ireland; Italy; Japan; Luxembourg; Mexico; Kingdom of the Netherlands; New Zealand; Norway; Portugal; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www1.oecd.org/fatf/Members_en.htm.

     FOREIGN BANK: An organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking;
(iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

     FOREIGN SHELL BANK: A Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

     GOVERNMENT ENTITY: Any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

     IMMEDIATE FAMILY: With respect to a Senior Foreign Political Figure, typically includes the political figure's parents, siblings, spouse, children and in-laws.

     NON-COOPERATIVE JURISDICTION: Any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www1.oecd.org/fatf/NCCT_en.htm for FATF's list of non-cooperative countries and territories.

     PHYSICAL PRESENCE: A place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (a) employs one or more individuals on a full-time basis; (b) maintains operating records related to its banking activities; and (c) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.


     PUBLICLY TRADED COMPANY: An entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a Non-Cooperative Jurisdiction or a wholly-owned subsidiary of such an entity.

     QUALIFIED PLAN: A tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. Government Entity.

     REGULATED AFFILIATE: A Foreign Shell Bank that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

     RELATED PERSON: With respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a Publicly Traded Company or a Qualified Plan, the term "Related Person" shall exclude any interest holder holding less than 5% of any class of securities of such Publicly Traded Company and beneficiaries of such Qualified Plan.

     SENIOR FOREIGN POLITICAL FIGURE: A senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

     USA PATRIOT ACT: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism
(USA PATRIOT Act) Act of 2001 (Pub. L. No. 107-56).


Date:
      ---------------------------------



INDIVIDUAL INVESTORS:



----------------------------------------          ---------------------------------------
Signature of Individual                           Signature of Joint Purchaser, if any



---------------------------------------           ---------------------------------------
Print Name of Individual                          Print Name of Joint Purchaser, if any




PARTNERSHIP, CORPORATION, TRUST
OR OTHER ENTITY INVESTORS:



---------------------------------------           ---------------------------------------
Print Name of Partnership, Corporation,           Print Name of Authorized Representative
Trust or Other Entity


By:
  --------------------------------------          ---------------------------------------
 Signature of Authorized Representative            Title of Authorized Representative



                                    EXHIBIT E

            FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

                             3D SYSTEMS CORPORATION

     The undersigned beneficial holder of 6% Subordinated Convertible Debentures Due 2013 (the "DEBENTURES") of 3D Systems Corporation (the "COMPANY") and/or common stock, par value $0.001 per share, issued or issuable upon conversion of the Debentures (such common stock hereinafter referred to as the "REGISTRABLE SECURITIES") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3, if available, or any other appropriate form (the "SHELF REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Debenture Purchase Agreement, dated as of November 24, 2003 (the "PURCHASE AGREEMENT"), between the Company and the Purchasers named in Schedule I thereto. A copy of the Purchase Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

     Each beneficial holder of Registrable Securities, including beneficial holders of the Debentures convertible into Registrable Securities (each a "beneficial owner"), is entitled to the benefits of the Purchase Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Purchase Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners, are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised in consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement, and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 unless otherwise specified under such Item 3 pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Purchase Agreement.

     Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Company's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Purchase Agreement.

                                  QUESTIONNAIRE

     Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

     If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the Corporate Secretary at the Company at telephone number: (661) 295-5600, ext. 2111.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1. YOUR IDENTITY AND BACKGROUND AS THE BENEFICIAL OWNER OF THE REGISTRABLE SECURITIES.

     (a)  Your full legal name:

     (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

          Address: -----------------------------------------------------

          Telephone No.: -----------------------------------------------

          Fax No.: -----------------------------------------------------

     (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [_]  Yes.

          [_]  No.

     (d) If your response to item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [_]  Yes.

          [_]  No.

          For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

     (e) Full legal name of person through which you hold the Registrable Securities--(i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

          Name of broker: ---------------------------------------------

          DTC No.: ----------------------------------------------------

          Contact person: ---------------------------------------------

          Telephone No.: ----------------------------------------------

2.   YOUR RELATIONSHIP WITH THE COMPANY.

     (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any material relationship with the Company (or its predecessors or affiliates) within the past three years?

          [_] Yes.

          [_] No.

     (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

          ---------------------------------------------------------------

          ---------------------------------------------------------------

3.   YOUR INTEREST IN THE REGISTRABLE SECURITIES.

     (a) State the number of such Registrable Securities beneficially owned by you.

          Number of shares and CUSIP No., if any, of the Common Stock beneficially owned:

          ---------------------------------------------------------------

          CUSIP No(s): --------------------------------------------------

     (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

          [_] Yes.

          [_] No.

     (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of the Company beneficially owned by you:

          Type: ----------------------------------------------------------

          Aggregate amount: ----------------------------------------------

          CUSIP No.: -----------------------------------------------------

     (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

          [_] Yes.

          [_] No.

     (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

          [_] Yes.

          [_] No.

     (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

          ---------------------------------------------------------------

          ---------------------------------------------------------------

4.   NATURE OF YOU BENEFICIAL OWNERSHIP.

     (a) If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

          ---------------------------------------------------------------

          ---------------------------------------------------------------

     (b) With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

          ---------------------------------------------------------------

          ---------------------------------------------------------------

     (c) Name your controlling shareholders (the "CONTROLLING ENTITY"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

              (A)(i)Full legal name of Controlling Entity(ies) or natural persons) with who have sole or shared voting or dispositive power over the Registrable Securities:

                    -----------------------------------------------------

               (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                    Address: --------------------------------------------

                    -----------------------------------------------------

                    -----------------------------------------------------

                    Telephone: ------------------------------------------

                    Fax: ------------------------------------------------

              (iii) Name of shareholders:

                    -----------------------------------------------------

                    -----------------------------------------------------

             (B)(i) Full legal name of Controlling Entity(ies):

                    -----------------------------------------------------

               (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                    Address: --------------------------------------------

                    -----------------------------------------------------

                    -----------------------------------------------------

                    Telephone: ------------------------------------------

                    Fax: ------------------------------------------------

              (iii) Name of shareholders:

                    -----------------------------------------------------

                    -----------------------------------------------------

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper and to sign each such additional sheet of paper before attaching it to this questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

5.   PLAN OF DISTRIBUTION.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the registrable securities listed above in item 3 pursuant to the plan of distribution presented below which will be included in the shelf registration statement.

                              PLAN OF DISTRIBUTION

     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein: (i) ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
(ii) block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction; (iii) purchases by a broker-dealer as principal and resale by the broker-dealer for its account; (iv) an exchange distribution in accordance with the rules of the applicable exchange; (v) privately negotiated transactions; (vi) short sales; (vii) through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; (viii) broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; (ix) a combination of any such methods of sale; and (x) any other method permitted pursuant to applicable law.

     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

     The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

     We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

     We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of two (2) years from the effective date of this Registration Statement and the date on which the shares have been sold or otherwise disposed.

State any exceptions here:

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

NOTE: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

     The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Purchase Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Purchase Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Purchase Agreement, the Company has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

     In accordance with the undersigned's obligation under the Purchase Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

     All notices to the beneficial owner hereunder and pursuant to the Purchase Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

     By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the


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


Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Agreement shall be governed in all respects by the laws of the State of California.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                     NAME OF BENEFICIAL OWNER:



                                     ------------------------------------------
                                                  (PLEASE PRINT)

                                     Signature:
                                                -------------------------------

                                     Date:
                                            -----------------------------------



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



               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO 3D SYSTEMS CORPORATION AS FOLLOWS:


         1 COPY BY FACSIMILE TO CORPORATE SECRETARY, FAX: (661) 294-7924



                      WITH THE ORIGINAL COPY TO FOLLOW TO:



                             3D SYSTEMS CORPORATION
                            ATTN: CORPORATE SECRETARY
                                26081 AVENUE HALL
                           VALENCIA, CALIFORNIA 91355



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